Securities Act File No. 333-190432

Investment Company Act File No. 811-22875

BLUESTONE COMMUNITY DEVELOPMENT FUND

Ticker: BLUCX

September 2, 2020

Supplement to the Prospectus dated October 23, 2019, as previously supplemented

This Supplement amends the Prospectus of Bluestone Community Development Fund (the “Fund”). It should be retained and read in conjunction with the Prospectus. All capitalized terms not defined herein shall have the same meanings as set forth in the Prospectus.

Bluestone Capital Partners LLC, the Fund’s investment adviser, has recommended that the Fund have the ability to purchase whole loan interests in 504 First Lien Loans from Non-bank Lenders in order to increase the universe of 504 First Lien Loans eligible for investment by the Fund in geographic areas throughout the United States. In connection therewith, the following changes are made to the disclosures in the Prospectus:

The disclosure in the Prospectus under the section titled “Prospectus Summary–Risks–Non-Bank Lending Institutions Risk” and “Risks–Non-Bank Lending Institutions Risk” is hereby replaced with the following:

“The Fund may purchase whole loan interests in 504 First Lien Loans (but not participations or fractional interests) from Non-bank Lenders. Non-bank Lenders are not held to the same regulatory requirements as Financial Institutions, and may not be as well-capitalized or well-known as Financial Institutions. The chances of fraud or insolvency are higher with Non-bank Lenders. The Adviser, in its sole discretion, will approve Non-bank Lenders from which the Fund may purchase 504 First Lien Loans and will require that such 504 First Lien Loans be fully funded prior to purchase by the Fund. There is no assurance that any of these policies will minimize the incentive for Non-bank Lenders to knowingly commit fraud or unknowingly make poor loan approval decisions.”

The last paragraph under the sub-heading titled “SBA 504 Certified Development Company Loan Program–Investments in 504 First Lien Loans–Servicing” is hereby removed.

Please retain this Supplement for future reference.